UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

ONTO INNOVATION INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

(Former Name or Former Address, if Changed Since Last Report): Nanometrics Incorporated, 1550 Buckeye Drive, Milpitas, California 95035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Nanometrics Incorporated, a Delaware corporation (“Nanometrics”), with the Securities and Exchange Commission (the “SEC”) on June 24, 2019, on June 23, 2019, Nanometrics entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rudolph Technologies, Inc., a Delaware corporation (“Rudolph”), and PV Equipment Inc., a Delaware corporation and a direct wholly-owned subsidiary of Nanometrics (“Merger Sub”).

On October 25, 2019, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, Merger Sub merged with and into Rudolph (the “Merger”). At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased and Rudolph continued its existence under Delaware law as the surviving corporation in the Merger and a direct wholly-owned subsidiary of Nanometrics, which was renamed “Onto Innovation Inc.” (“Onto Innovation”) upon the consummation of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on October 25, 2019, Rudolph and Nanometrics completed their previously announced Merger. As a result of the Merger, Rudolph became a direct wholly-owned subsidiary of Onto Innovation (formerly Nanometrics). At the Effective Time, each issued and outstanding share of common stock of Rudolph, par value $0.001 per share (“Rudolph Common Stock”) (other than shares owned by Rudolph or Nanometrics), was automatically converted into the right to receive 0.8042 (the “Exchange Ratio”) shares of Onto Innovation common stock, par value $0.001 per share (“Onto Innovation Common Stock”), and cash in lieu of any fractional shares of Onto Innovation Common Stock any former holder of Rudolph Common Stock would otherwise be entitled to receive.

At the Effective Time, options to purchase shares of Rudolph Common Stock outstanding immediately prior to the Effective Time (“Rudolph Options”), all of which were fully vested, were assumed by Nanometrics and converted into an option to acquire that number of shares of Onto Innovation Common Stock (each, an “Onto Innovation Option”) equal to the product obtained by multiplying (x) the number of shares of Rudolph Common Stock underlying the applicable Rudolph Option immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share number of Onto Innovation Common Stock, and with a per share exercise price equal to (A) the per share exercise price applicable to such Rudolph Option immediately prior to the Effective Time divided by (B) the Exchange Ratio, with the resulting exercise price per share rounded up to the nearest whole cent. Each assumed and converted Onto Innovation Option will continue to be governed by substantially the same terms and conditions as were applicable to the Rudolph Option immediately prior to the Effective Time (including the term, exercisability and vesting schedule as were applicable to the Rudolph Option immediately before the Effective Time).

At the Effective Time, each Rudolph time-based restricted stock unit and performance-based restricted stock unit that was outstanding immediately prior to the Effective Time and was not vested (each, a “Rudolph RSU”) was assumed by Nanometrics and converted into an award to receive that number of shares of Onto Innovation Common Stock (each, an “Onto Innovation RSU”) equal to the product of (x) the number of shares of Rudolph Common Stock subject to such Rudolph RSU immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, with the resulting number of Onto Innovation shares rounded up or down to the nearest whole share of Onto Innovation Common Stock. Each assumed and converted Onto Innovation RSU will continue to have, and will be subject to, substantially the same terms and conditions as applied to the applicable Rudolph RSU immediately prior to the Effective Time (including the vesting and settlement schedule(s) as were applicable to the corresponding Rudolph RSU immediately before the Effective Time).

Any share of Rudolph Common Stock underlying a Rudolph RSU that is vested and so is not assumed by Nanometrics, but as to which such underlying share of Rudolph Common Stock was not issued by the Effective Time (including any performance-based Rudolph RSUs) were issued as of immediately prior to the Effective Time and were treated as a share of Rudolph Common Stock issued and outstanding immediately prior to the Effective Time and received the same consideration provided to holders of Rudolph Common Stock, subject to the terms and conditions of the Merger Agreement.

The issuance of Onto Innovation Common Stock in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-4 (File No. 333- 233304), filed by Nanometrics with the SEC and declared effective on September 10, 2019.

The foregoing summary description of the completion of the Merger does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Nanometrics with the SEC on June 24, 2019 and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As of the close of trading on October 25, 2019, Nanometrics, acting pursuant to authorization from its Board of Directors (the “Board”), voluntarily withdrew the listing of its common stock, par value $0.001 per share from the Nasdaq Global Select Market and transferred the listing to the New York Stock Exchange (the “NYSE”), where it has been authorized for listing. Onto Innovation (formerly Nanometrics) will commence trading on the NYSE today, October 28, 2019, under the new ticker symbol “ONTO”.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01, Item 3.01, Item 5.03 and Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Consistent with the terms of the Merger Agreement, and effective as of the Effective Time, pursuant to an action taken by the Board on October 22, 2019, Jeffrey A. Aukerman, Leo Berlinghieri, Vita A. Cassese, David B. Miller, Michael P. Plisinski and John R. Whitten, each a Rudolph director prior to the Merger, were appointed to the Board to serve until the earliest of (i) Onto Innovation’s next annual meeting of stockholders, (ii) the due election and qualification of such director’s successor and (iii) such director’s death, resignation or removal. As of the Effective Time, the Board consists of the following twelve members: Jeffrey A. Aukerman, Leo Berlinghieri, Vita A. Cassese, David B. Miller, Michael P. Plisinski, John R. Whitten, Edward J. Brown Jr., Roberg G. Deuster, Bruce C. Rhine, Christopher A. Seams, Dr. Timothy J. Stultz and Christine A. Tsingos. Edward J. Brown Jr., Roberg G. Deuster, Bruce C. Rhine, Christopher A. Seams, Dr. Timothy J. Stultz and Christine A. Tsingos were directors of Nanometrics prior to the closing of the Merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers and Directors

In connection with the Merger, effective as of the Effective Time, Pierre-Yves Lesaicherre, Ph.D. departed from the Board. In addition, effective as of the Effective Time, Pierre-Yves Lesaicherre, Ph.D. departed from his position as President and Chief Executive Officer, Janet Taylor departed from her position as General Counsel and Secretary, and James Barnhart departed from his position as Senior Vice President, Operations, of Nanometrics.

Appointment of Officers

The Board appointed (i) Michael P. Plisinski as Chief Executive Officer; (ii) Steven R. Roth as Chief Financial Officer, Senior Vice President and Treasurer; and (iii) Robert A. Koch as Vice President, General Counsel and Secretary, effective as of the Effective Time, and each to serve until his successor is duly appointed or until his earlier resignation, death or removal from office.

•	Michael P. Plisinski, age 49, Onto Innovation’s Chief Executive Officer, previously served as Rudolph’s chief executive officer, from 2015 until the Merger, where he was responsible for all aspects of Rudolph’s business. Prior to his role as chief executive officer of Rudolph, Mr. Plisinski was Rudolph’s executive vice president and chief operating officer, where he was responsible for all aspects of Rudolph’s operations, since October 2014. Prior to his role as executive vice president and chief operating officer, Mr. Plisinski served as vice president and general manager of Rudolph’s software business since February 2006 when Rudolph had merged with August Technology Corporation. From 2003 to 2006, Mr. Plisinski’s positions at August Technology Corporation included vice president of engineering and director of strategic marketing for review and analysis products. Prior to joining August Technology Corporation, Mike was founder and president of Counterpoint Solutions, a semiconductor optical review and metrology company, later acquired by August Technology Corporation. Mike has a B.S. in Computer Science from the University of Massachusetts and completed the Harvard Advanced Management Program in 2012.

•	Steven R. Roth, age 59, Onto Innovation’s Chief Financial Officer, Senior Vice President, Finance and Administration and Treasurer, previously served as Rudolph’s chief financial officer and senior vice president, finance and administration, from September 1996 until the Merger, where he was responsible for all aspects of Rudolph’s financial, accounting and administration functions. From August 1991 until August 1996, Mr. Roth served as the director of corporate finance for Bell Communications Research, now called Ericsson, a research and development company serving the telecommunications industry. Mr. Roth is a CPA and holds a B.S. in Accounting from Villanova University.

•	Robert A. Koch, age 58, Onto Innovation’s Vice President, General Counsel and Secretary, previously served as Rudolph’s general counsel and vice president, from 2003 until the Merger, where he was responsible for all aspects of Rudolph’s legal functions. Prior to joining Rudolph, Mr. Koch held various in-house counsel positions, last serving as director of legal affairs for Howmedica Osteonics Corp., an orthopedic implant subsidiary of Stryker Corporation. Mr. Koch holds a B.S. in Chemical Engineering and a M.S. in Biomedical Engineering, both from Rutgers University. He earned his J.D. from Rutgers School of Law - Newark in 1991 and is admitted to practice in New Jersey and New York.

For a summary of the material terms of the compensatory arrangements to which each of Messrs. Plisinski, Roth and Koch is a party, see the joint proxy statement/prospectus filed by Nanometrics on September 10, 2019, including the documents incorporated therein by reference.

Appointment of Directors

The information set forth in Item 5.01 of this Current Report on Form 8-K with respect to the appointment of directors to the Board in accordance with the Merger Agreement is incorporated by reference into this Item 5.02.

New Committee Members and Chairs

In addition, effective immediately following the Effective Time, Christopher A. Seams was appointed as the Chairman of the Board and the following directors were appointed to serve on the respective committees of the Board as follows:

•	Audit Committee: Christine A. Tsingos (chair), Christopher A. Seams, Jeffrey A. Aukerman, John R. Whitten and Vita Cassese.

•	Compensation Committee: Edward J. Brown (chair), Robert G. Deuster, David B. Miller, Jeffrey A. Aukerman and Leo Berlinghieri.

•	Nominating and Governance Committee: Leo Berlinghieri (chair), Christopher A. Seams, Bruce C. Rhine, Christine A. Tsingos and David A. Miller.

New Director Relationships

There are no family relationships between Jeffrey A. Aukerman, Leo Berlinghieri, Vita A. Cassese, David B. Miller, Michael P. Plisinski and John R. Whitten, and any director or executive officer of Nanometrics, and none has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2019, Nanometrics filed with the Secretary of State of the State of Delaware (a) Nanometrics’ Amended and Restated Certificate of Incorporation, and (b) shortly thereafter second Nanometrics’ Amended and Restated Certificate of Incorporation. Additionally, by action of the Board effective as of the Effective Time, on October 25, 2019, Onto Innovation’s Amended and Restated Bylaws were adopted. Copies of the Amended and Restated Certificate of Incorporation, second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

Nanometrics’ Amended and Restated Certificate of Incorporation increased the number of authorized shares of Nanometrics common stock from 47,000,000 shares of common stock to 97,000,000 shares of common stock, and added a provision providing that a director of Nanometrics will not be liable for monetary damages to Nanometrics or Nanometrics’ stockholders for a breach of fiduciary duties as a director, subject to any limitations under the Delaware General Corporation Law.

Nanometrics’ second Amended and Restated Certificate of Incorporation changed the name of the company from Nanometrics Incorporated to Onto Innovation Inc.

Onto Innovation’s new bylaws are described in the joint proxy statement/prospectus filed by Nanometrics on September 10, 2019.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Effective Time, pursuant to an action taken by the Board on October 22, 2019, Onto Innovation’s Code of Business Conduct and Ethics (the “Code”) and Financial Code of Ethics were adopted as set forth on Exhibits 14.1 and 14.2, respectively. The Code is applicable to all employees, executive officers and directors of Onto Innovation. The Financial Code of Ethics is applicable to the Chief Executive Officer and all Onto Innovation senior financial officers, including the Chief Financial Officer and Controller.

The Code amends and restates the Nanometrics Code of Business Conduct and Ethics to include provisions of the Rudolph Code of Ethics to ensure compliance with the NYSE standards for a code of ethics, given Onto Innovation’s new listing on the NYSE. The Financial Code of Ethics tracks the Rudolph Financial Code of Ethics and is designed to comply with the requirements of Item 406 of Regulation S-K of the SEC.

The description of the Code and Financial Code of Ethics contained in this report is qualified in its entirety by reference to the full text of the Code and Financial Code of Ethics filed as Exhibits 14.1 and 14.2, respectively, to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2019, Onto Innovation issued a press release announcing the consummation of the Merger. A copy of the press release is being furnished herewith as Exhibit 99.1

This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated in any filings made by Onto Innovation under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Principal Office

Effective as of the Effective Time, pursuant to an action taken by the Board on October 22, 2019, Onto Innovation’s principal office of business is 16 Jonspin Road, Wilmington, Massachusetts 01887.

New NYSE Ticker Symbol

Effective at the open of business on October 28, 2019, Onto Innovation’s common stock will begin trading on the NYSE under the new ticker symbol “ONTO.”

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Rudolph required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1

Agreement and Plan of Merger, dated as of June 23, 2019, by and among Nanometrics Incorporated, Rudolph Technologies, Inc. and PV Equipment Inc. (incorporated herein by reference to Exhibit 2.1 to Current Report on Form 8-K filed by Rudolph Technologies, Inc. with the SEC on June 24, 2019).*

3.1	Amended and Restated Certificate of Incorporation of Nanometrics Incorporated, dated October 25, 2019.

3.2	Amended and Restated Certificate of Incorporation of Nanometrics Incorporated, dated October 25, 2019 (to change name from Nanometrics Incorporated to Onto Innovation Inc.)

3.3	Amended and Restated Bylaws of Onto Innovation, Inc., dated October 25, 2019.

14.1	Code of Business Conduct Ethics of Onto Innovation, Inc., dated October 25, 2019.

14.2	Financial Code of Ethics of Onto Innovation, Inc., dated October 25, 2019.

99.1	Press Release issued by Onto Innovation Inc., dated October 28, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Onto Innovation will furnish copies of any schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2019	ONTO INNOVATION INC.

	By:	/s/ Michael P. Plisinski
Michael P. Plisinski
Chief Executive Officer